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                                                                  Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 File No. 333-27069.


                                                     Arthur Andersen LLP

Philadelphia, PA.
September 29, 1997